Exhibit 99.1

Sonic Automotive Reports Record First Quarter Financial Results

Record First Quarter Revenues and EPS Driven by Strong Demand and Benefits from Strategic Acquisitions
13th Consecutive Quarter of Year-Over-Year EPS Growth

CHARLOTTE, N.C. – April 28, 2022 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter ended March 31, 2022.

Key Highlights

•All-time record quarterly revenues of $3.6 billion, up 28.7% year-over-year
•Record first quarter income from continuing operations before taxes of $128.9 million, up 77.5% year-over-year
•Record first quarter net income from continuing operations of $97.3 million ($2.33 per diluted share, up 89.4% year-over-year)
•Record low first quarter selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 67.7% (59.8% on a Franchised Dealerships Segment basis, a decrease of 1,060 basis points year-over-year)
•All-time record quarterly total Finance & Insurance (“F&I”) gross profit per retail unit of $2,495, up 22.0% year-over-year
•Record first quarter EchoPark revenues of $625.3 million, up 23.3% year-over-year
•Since the end of the fourth quarter of 2021, Sonic has repurchased approximately 1.7 million shares of its Class A Common Stock for an aggregate purchase price of approximately $76.1 million

Commentary

David Smith, Chief Executive Officer of Sonic Automotive, commented, “Building on our record performance in 2021, Sonic generated record first quarter revenues and earnings per share, including 89.4% year-over-year EPS growth. These exceptional results were driven by persistent consumer demand, our enhanced digital sales and marketing initiatives as well as the tremendous efforts of our teammates. Despite inventory constraints and inflation due to ongoing supply chain issues, we continue to see solid consumer demand for vehicle sales and parts and services throughout our business. With these favorable trends and our continued focus on executing our long-term strategic growth plan for Sonic and EchoPark, we remain confident in reaching our stated goal of $28 billion in total revenues by 2025.”

Jeff Dyke, President of Sonic Automotive, stated, “In 2022, we have continued the nationwide expansion of the EchoPark Automotive brand, opening locations in three new markets and rolling out the new EchoPark.com to 80% of our EchoPark web traffic nationwide. Early results from our enhanced digital retail platform continue to exceed our expectations, driving higher conversion rates, incremental out-of-market sales volume, and high F&I product attachment rates. Our focus on the guest experience continues to pay dividends, with EchoPark recently achieving the highest guest experience scores in the pre-owned competitive segment. With the continuing evolution of our digital retail offerings and our exceptional guest experience, we believe EchoPark’s omnichannel strategy is well-positioned to grow market share in the highly fragmented used vehicle market. We remain focused on achieving our goal of 90% U.S. population coverage by 2025, delivering 575,000 vehicles and generating $14 billion in annual EchoPark revenues by that time.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our consistently strong sales performance, expense management, cash flow generation and balanced capital allocation strategy have all contributed to our solid financial position, allowing Sonic to raise its quarterly cash dividend by 108% in the first quarter. These attributes have also enabled the Company to repurchase approximately 1.7 million shares of its Class A Common Stock for an aggregate purchase price of approximately $76.1 million since the end of 2021. These actions all demonstrate the strength and flexibility of our business model, our positive operating outlook, and our dedication to returning capital to our stockholders.”

First Quarter Segment Highlights

The financial measures discussed below are results for the first quarter of 2022 with comparisons made to the first quarter of 2021, unless otherwise noted.

•Franchised Dealerships Segment operating results include:
◦Same store revenues up 4.6%, same store gross profit up 26.9%
◦Same store retail new vehicle unit sales volume down 14.5%; same store retail new vehicle gross profit per unit up 134.4%, to $6,799
◦Same store retail used vehicle unit sales volume down 16.2%; same store retail used vehicle gross profit per unit up 35.7%, to $1,728
◦Same store parts, service and collision repair gross profit up 10.0%; same store customer pay gross profit up 20.6%; same store warranty gross profit down 3.6%; same store gross margin down 110 basis points, to 49.2%
◦Same store F&I gross profit up 6.6%; all-time record quarterly reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,448, up 28.2%
◦On a trailing quarter cost of sales basis, Franchised Dealerships Segment new vehicle inventory had approximately 15 days’ supply, and Franchised Dealerships Segment used vehicle inventory had approximately 33 days’ supply

•EchoPark Segment operating results include:
◦Record first quarter EchoPark revenues of $625.3 million, up 23.3% year-over-year
◦First quarter EchoPark retail used vehicle unit sales volume of 14,995, down 23.8% year-over-year
◦EchoPark market share was 2.1% of the 1-4-year old vehicle segment in our current markets (on a same market basis, EchoPark share was 3.2% of the 1-4-year old vehicle segment)
◦EchoPark reported pre-tax loss of $34.9 million and adjusted EBITDA* loss of $29.0 million (including market expansion-related losses of $11.8 million and $11.1 million, respectively)
◦On a trailing quarter cost of sales basis, EchoPark Segment used vehicle inventory had approximately 57 days’ supply (including the effect of building up inventory for newly opened and future locations)

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.25 per share payable on July 15, 2022 to all stockholders of record on June 15, 2022.

First Quarter 2022 Earnings Conference Call

Senior management will hold a conference call today at 11:00 A.M. (Eastern).

Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com.

For telephone access to this conference call, please register in advance using this link:

https://www.incommglobalevents.com/registration/q4inc/10643/sonic-automotive-q1-2022-earnings-conference-call/

After registering, you will receive a confirmation that includes dial-in numbers and a unique conference call access code and PIN for entry. Registration remains available through the live call, however, to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call.

A conference call replay will be available beginning two hours following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. We believe EchoPark is on pace to become the #1 retailer in the nearly new pre-owned vehicle market by 2025, and is already making its mark by earning the 2021 Consumer Satisfaction Award from DealerRater, expanding its Owner Experience Centers, developing an all-new digital ecommerce platform and focusing on growing its brand nationwide. EchoPark’s mission is in its name: Every Car deserves a Happy Owner. This drives the car buying experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements regarding expected future revenue levels, EchoPark's omnichannel strategy, and future population coverage. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in our EchoPark Segment, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of the RFJ Auto acquisition, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Vice President, Investor Relations & Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Joshua Greenwald
212-896-1272 / 646-379-7971
ddevoren@kcsa.com/jgreenwald@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,351.3	$1,134.0	19.2%
Fleet new vehicles	148.6	22.3	566.4%
Total new vehicles	1,499.9	1,156.3	29.7%
Used vehicles	1,370.9	1,090.1	25.8%
Wholesale vehicles	168.7	74.8	125.5%
Total vehicles	3,039.5	2,321.2	30.9%
Parts, service and collision repair	380.5	320.9	18.6%
Finance, insurance and other, net	166.6	144.7	15.1%
Total revenues	3,586.6	2,786.8	28.7%
Cost of sales:
Retail new vehicles	(1,183.6)	(1,064.8)	(11.2)%
Fleet new vehicles	(147.8)	(22.1)	(568.8)%
Total new vehicles	(1,331.4)	(1,086.9)	(22.5)%
Used vehicles	(1,322.7)	(1,059.2)	(24.9)%
Wholesale vehicles	(167.3)	(73.9)	(126.4)%
Total vehicles	(2,821.4)	(2,220.0)	(27.1)%
Parts, service and collision repair	(193.9)	(165.9)	(16.9)%
Total cost of sales	(3,015.3)	(2,385.9)	(26.4)%
Gross profit	571.3	400.9	42.5%
Selling, general and administrative expenses	(387.0)	(289.4)	(33.7)%
Impairment charges	—	—	—%
Depreciation and amortization	(29.9)	(23.6)	(26.7)%
Operating income (loss)	154.4	87.9	75.7%
Other income (expense):
Interest expense, floor plan	(5.0)	(5.1)	2.0%
Interest expense, other, net	(20.8)	(10.3)	(101.9)%
Other income (expense), net	0.3	0.1	200.0%
Total other income (expense)	(25.5)	(15.3)	(66.7)%
Income (loss) from continuing operations before taxes	128.9	72.6	77.5%
Provision for income taxes for continuing operations - benefit (expense)	(31.6)	(18.9)	(67.2)%
Income (loss) from continuing operations	97.3	53.7	81.2%
Discontinued operations:
Income (loss) from discontinued operations before taxes	—	0.7	(100.0)%
Provision for income taxes for discontinued operations - benefit (expense)	—	(0.2)	100.0%
Income (loss) from discontinued operations	—	0.5	(100.0)%
Net income (loss)	$97.3	$54.2	79.5%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.41	$1.29	86.8%
Earnings (loss) per share from discontinued operations	—	0.02	(100.0)%
Earnings (loss) per common share	$2.41	$1.31	84.0%
Weighted-average common shares outstanding	40.4	41.5	2.6%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.33	$1.23	89.4%
Earnings (loss) per share from discontinued operations	—	0.02	(100.0)%
Earnings (loss) per common share	$2.33	$1.25	86.4%
Weighted-average common shares outstanding	41.8	43.5	3.9%
Dividends declared per common share	$0.25	$0.10	150.0%

Franchised Dealerships Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,345.7	$1,134.0	18.7%
Fleet new vehicles	148.6	22.3	566.4%
Total new vehicles	1,494.3	1,156.3	29.2%
Used vehicles	853.7	661.5	29.1%
Wholesale vehicles	106.3	56.2	89.1%
Total vehicles	2,454.3	1,874.0	31.0%
Parts, service and collision repair	380.5	308.1	23.5%
Finance, insurance and other, net	126.5	97.6	29.6%
Total revenues	2,961.3	2,279.7	29.9%
Gross Profit:
Retail new vehicles	166.6	69.2	140.8%
Fleet new vehicles	0.8	0.3	166.7%
Total new vehicles	167.4	69.5	140.9%
Used vehicles	46.9	32.0	46.6%
Wholesale vehicles	(0.4)	0.7	(157.1)%
Total vehicles	213.9	102.2	109.3%
Parts, service and collision repair	186.6	155.3	20.2%
Finance, insurance and other, net	126.5	97.5	29.7%
Total gross profit	527.0	355.0	48.5%
Selling, general and administrative expenses	(315.2)	(250.1)	(26.0)%
Impairment charges	—	—	NM
Depreciation and amortization	(24.9)	(20.4)	(22.2)%
Operating income (loss)	186.9	84.5	121.1%
Other income (expense):
Interest expense, floor plan	(3.3)	(4.1)	19.5%
Interest expense, other, net	(20.0)	(10.0)	(100.0)%
Other income (expense), net	0.2	0.2	—%
Total other income (expense)	(23.1)	(13.9)	(66.2)%
Income (loss) before taxes	163.8	70.6	132.0%
Add: impairment charges	—	—	NM
Segment income (loss)	$163.8	$70.6	132.0%

Unit Sales Volume:
Retail new vehicles	24,602	23,817	3.3%
Fleet new vehicles	4,381	541	709.8%
Total new vehicles	28,983	24,358	19.0%
Used vehicles	27,078	27,236	(0.6)%
Wholesale vehicles	6,772	6,832	(0.9)%
Retail new & used vehicles	51,680	51,053	1.2%
Used-to-New Ratio	0.93	1.12	17.0%

Gross Profit Per Unit:
Retail new vehicles	$6,771	$2,906	133.0%
Fleet new vehicles	$193	$459	(58.0)%
Total new vehicles	$5,777	$2,852	102.6%
Used vehicles	$1,731	$1,175	47.3%
Finance, insurance and other, net	$2,448	$1,910	28.2%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,109.7	$1,130.7	(1.9)%
Fleet new vehicles	13.6	22.3	(39.0)%
Total new vehicles	1,123.3	1,153.0	(2.6)%
Used vehicles	723.1	659.1	9.7%
Wholesale vehicles	82.5	56.0	47.3%
Total vehicles	1,928.9	1,868.1	3.3%
Parts, service and collision repair	344.7	306.9	12.3%
Finance, insurance and other, net	98.1	92.0	6.6%
Total revenues	2,371.7	2,267.0	4.6%
Gross Profit:
Retail new vehicles	137.9	68.8	100.4%
Fleet new vehicles	0.7	0.3	133.3%
Total new vehicles	138.6	69.1	100.6%
Used vehicles	39.2	34.5	13.6%
Wholesale vehicles	(0.4)	0.8	(150.0)%
Total vehicles	177.4	104.4	69.9%
Parts, service and collision repair	169.7	154.3	10.0%
Finance, insurance and other, net	98.1	92.0	6.6%
Total gross profit	$445.2	$350.7	26.9%

Unit Sales Volume:
Retail new vehicles	20,283	23,736	(14.5)%
Fleet new vehicles	277	541	(48.8)%
Total new vehicles	20,560	24,277	(15.3)%
Used vehicles	22,717	27,120	(16.2)%
Wholesale vehicles	5,362	6,803	(21.2)%
Retail new & used vehicles	43,000	50,856	(15.4)%
Used-to-New Ratio	1.10	1.12	(1.1)%

Gross Profit Per Unit:
Retail new vehicles	$6,799	$2,900	134.4%
Fleet new vehicles	$2,348	$459	411.5%
New vehicles	$6,739	$2,846	136.9%
Used vehicles	$1,728	$1,273	35.7%
Finance, insurance and other, net	$2,280	$1,808	26.1%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$5.6	$—	100.0%
Used vehicles	517.2	441.4	17.2%
Wholesale vehicles	62.4	18.6	235.5%
Total vehicles	585.2	460.0	27.2%
Finance, insurance and other, net	40.1	47.1	(14.5)%
Total revenues	625.3	507.1	23.3%
Gross Profit:
Retail new vehicles	1.1	—	100.0%
Used vehicles	1.3	(1.4)	192.9%
Wholesale vehicles	1.8	0.2	800.0%
Total vehicles	4.2	(1.2)	450.0%
Finance, insurance and other, net	40.1	46.9	(14.5)%
Total gross profit	44.3	45.9	(3.5)%
Selling, general and administrative expenses	(71.8)	(39.3)	(82.6)%
Impairment charges	—	—	—%
Depreciation and amortization	(5.0)	(3.2)	(56.3)%
Operating income (loss)	(32.5)	3.4	NM
Other income (expense):
Interest expense, floor plan	(1.7)	(1.0)	(70.0)%
Interest expense, other, net	(0.8)	(0.3)	(166.7)%
Other income (expense), net	0.1	(0.1)	200.0%
Total other income (expense)	(2.4)	(1.4)	(71.4)%
Income (loss) before taxes	(34.9)	2.0	NM
Add: impairment charges	—	—	NM
Segment income (loss)	$(34.9)	$2.0	NM

Unit Sales Volume:
Retail new vehicles	85	—	100.0%
Used vehicles	14,995	19,670	(23.8)%
Wholesale vehicles	3,649	2,861	27.5%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,755	$2,318	18.8%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$4.0	$—	100.0%
Used vehicles	293.4	391.7	(25.1)%
Wholesale vehicles	45.4	16.6	173.5%
Total vehicles	342.8	408.3	(16.0)%
Finance, insurance and other, net	22.4	41.9	(46.5)%
Total revenues	365.2	450.2	(18.9)%
Gross Profit:
Retail new vehicles	0.4	—	100.0%
Used vehicles	(3.9)	(1.6)	(143.8)%
Wholesale vehicles	1.8	0.1	NM
Total vehicles	(1.7)	(1.5)	(13.3)%
Parts, service and collision repair	—	—	—%
Finance, insurance and other, net	22.4	41.9	(46.5)%
Total gross profit	$20.7	$40.4	(48.8)%

Unit Sales Volume:
Retail new vehicles	44	—	100.0%
Used vehicles	8,984	17,358	(48.2)%
Wholesale vehicles	2,438	2,501	(2.5)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,064	$2,327	(11.3)%
NM = Not Meaningful

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Consolidated Selling, General and Administrative ("SG&A") Expenses

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$252.5	$188.5	$(64.0)	(34.0)%
Advertising	26.2	12.2	(14.0)	(114.8)%
Rent	12.7	13.7	1.0	7.3%
Other	95.6	75.0	(20.6)	(27.5)%
Total SG&A expenses	$387.0	$289.4	$(97.6)	(33.7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.2%	47.0%	280	bps
Advertising	4.6%	3.0%	(160)	bps
Rent	2.2%	3.4%	120	bps
Other	16.7%	18.8%	210	bps
Total SG&A expenses as a % of gross profit	67.7%	72.2%	450	bps

Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$215.1	$165.4	$(49.7)	(30.0)%
Advertising	7.9	5.8	(2.1)	(36.2)%
Rent	10.9	12.1	1.2	9.9%
Other	81.3	66.8	(14.5)	(21.7)%
Total SG&A expenses	$315.2	$250.1	$(65.1)	(26.0)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	40.8%	46.6%	580	bps
Advertising	1.5%	1.6%	10	bps
Rent	2.1%	3.4%	130	bps
Other	15.4%	18.8%	340	bps
Total SG&A expenses as a % of gross profit	59.8%	70.4%	1,060	bps

EchoPark Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$37.4	$23.1	$(14.3)	(61.9)%
Advertising	18.3	6.4	(11.9)	(185.9)%
Rent	1.8	1.6	(0.2)	(12.5)%
Other	14.3	8.2	(6.1)	(74.4)%
Total SG&A expenses	$71.8	$39.3	$(32.5)	(82.7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	84.4%	50.3%	(3,410)	bps
Advertising	41.3%	13.9%	(2,740)	bps
Rent	4.1%	3.5%	(60)	bps
Other	32.3%	17.9%	(1,440)	bps
Total SG&A expenses as a % of gross profit	162.1%	85.6%	(7,650)	bps

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended March 31, 2022				Three Months Ended March 31, 2021
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$97.3				$54.2
Provision for income taxes				31.6				19.1
Income (loss) before taxes	$163.8	$(34.9)	$—	$128.9	$70.6	$2.0	$0.7	$73.3
Non-floor plan interest	19.0	0.7	—	19.7	9.1	0.4	—	9.5
Depreciation and amortization	25.9	5.2	—	31.1	21.2	3.3	—	24.5
Stock-based compensation expense	4.4	—	—	4.4	3.5	—	—	3.5
Long-term compensation charges	—	—	—	—	—	0.5	—	0.5
Loss (gain) on franchise and real estate disposals	(1.1)	—	—	(1.1)	—	—	—	—
Adjusted EBITDA	$212.0	$(29.0)	$—	$183.0	$104.4	$6.2	$0.7	$111.3